EXECUTION VERSION

TENTH AMENDMENT TO CREDIT AGREEMENT

This TENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of August 8, 2008, is entered into by and among THE GYMBOREE CORPORATION, a Delaware corporation (the “Company”), each other Borrower named in the signature pages hereof (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), and BANK OF AMERICA, N.A. (the “Lender”).

RECITALS

A. The Borrowers and the Lender are parties to a Credit Agreement, dated as of August 11, 2003 as amended by (i) that certain Waiver and First Amendment to Credit Agreement dated as of December 6, 2004, (ii) that certain Second Amendment to Credit Agreement dated as of July 25, 2005, (iii) that certain Third Amendment to Credit Agreement dated as of March 30, 2006, (iv) that certain Fourth Amendment to Credit Agreement dated as of July 5, 2006, (v) that certain Fifth Amendment to Credit Agreement dated as of February 7, 2007, (vi) that certain Sixth Amendment to Credit Agreement dated as of April 24, 2007, (vii) that certain Seventh Amendment to Credit Agreement dated as of June 12, 2007, (viii) that certain Eighth Amendment to Credit Agreement dated as of July 31, 2007, and (ix) that certain Ninth Amendment to Credit Agreement dated as of November 21, 2007 (collectively, and as the same may be further amended, restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lender has extended certain credit facilities to the Borrowers.

B. The Borrowers have requested that the Lender agree to certain amendments to the Credit Agreement, and the Lender has agreed to such request, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Credit Agreement (as amended hereby). As used herein, “Amendment Documents” means this Amendment, the Restated Note, the Credit Agreement (as amended by this Amendment), and each certificate and other document executed and delivered by the Borrowers pursuant to Section 5 hereof.

2. Interpretation. The rules of interpretation set forth in Sections 1.02, 1.03, 1.04, 1.05, and 1.06 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

3. Amendments to Credit Agreement. Subject to the terms and conditions hereof, and with effect from and after the Effective Date, the Credit Agreement shall be amended as follows:

(a) Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition “Applicable Rate” to read as follows:

“Applicable Rate” means (a) prior to the Tenth Amendment Date, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Lender pursuant to Section 6.02(a):

Pricing Level	Consolidated Adjusted Leverage Ratio	Unused Line Fee (%)	Eurodollar Rate Loans/ Letters of Credit (%)	Base Rate Loans (%)
1	> 3.00:1.00	0.500	1.500	0.250
2	> 2.50:1.00 but < 3.00:1.00	0.400	1.250	0.000
3	> 2.00:1.00 but < 2.50:1.00	0.300	1.000	0.000
4	< 2.00:1.00	0.200	0.750	0.000

and (b) at all times from and after the Tenth Amendment Date, the following percentages per annum, based upon the Consolidated Adjusted Leverage Ratio as set forth in the most recent Compliance Certificate received by the Lender pursuant to Section 6.02(a):

Pricing Level	Consolidated Adjusted Leverage Ratio	Unused Line Fee (%)	Eurodollar Rate Loans/ Letters of Credit (%)	Base Rate Loans (%)
1	> 3.00:1.00	0.600	1.750	0.250
2	> 2.50:1.00 but < 3.00:1.00	0.500	1.500	0.000
3	> 2.00:1.00 but < 2.50:1.00	0.400	1.250	0.000
4	< 2.00:1.00	0.300	1.000	0.000

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Adjusted Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered.

(b) Section 1.01 of the Credit Agreement shall be amended by amending and restating the definition “Commitment” to read as follows:

“Commitment” means the obligation of the Lender to make Loans and other Credit Extensions hereunder in an aggregate principal amount at any time not to exceed $80,000,000; as such amount may be adjusted from time to time in accordance with Section 2.05 of this Agreement.

(c) Section 1.01 of the Credit Agreement shall be further amended by adding the definition “Increase Effective Date”, in appropriate alphabetical order, to read as follows:

“Increase Effective Date” has the meaning specified in Section 2.12.

(d) Section 1.01 of the Credit Agreement shall be further amended by amending and restating “Scheduled Maturity Date” to read in full as follows:

“Scheduled Maturity Date” means August 11, 2009.

(e) Section 1.01 of the Credit Agreement shall be further amended by adding the definition “Tenth Amendment Date”, in appropriate alphabetical order, to read as follows:

“Tenth Amendment Date” means the “Effective Date” as defined in that Tenth Amendment to Credit Agreement dated as of August 8, 2008 among the Borrowers and the Lender.

(f) The Credit Agreement shall be further amended by adding Section 2.12 thereto, to read as follows:

2.12 Option to Increase Commitment. From and after the Tenth Amendment Date, the Company may, upon written notice to the Lender, on not more than two occasions, request an increase in the Commitment by up to $20,000,000 in the aggregate. Upon such request, the Commitment shall be increased by the amount specified in such notice, not to exceed $20,000,000 in the aggregate for all such requests together, effective as of the date specified in such request (not to be earlier than three Business Days after the date such request is received by Lender) (the “Increase Effective Date”). As a condition precedent to any such increase, the Company shall deliver to the Lender (a) a certificate of the Company signed by a Responsible Officer of the Company in the form of Exhibit F hereto and attaching the resolutions adopted by each Loan Party approving or consenting to such increase or authorizing a Responsible Officer of the Company to approve such increase, and (b) an upfront expansion fee equal to 0.035% times the amount of the requested increase in Commitment.

(g) The Credit Agreement shall be further amended at Section 7.12, by amending and restating the table contained therein to read as follows:

Fiscal Year Ending Nearest	Amount ($)
January 31, 2004	$40,000,000
January 31, 2005	$75,000,000
January 31, 2006	$50,000,000
January 31, 2007	$50,000,000
January 31, 2008	$70,000,000
January 31, 2009 and thereafter	$65,000,000

(h) The Credit Agreement shall be further amended by adding Exhibit F thereto, in the form attached hereto as Annex I.

4. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender as follows:

(a) No Default has occurred and is continuing (or would result from the amendment to the Credit Agreement contemplated hereby).

(b) The execution, delivery and performance by the Borrowers of this Amendment and the Restated Note have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

(c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrowers party thereto, enforceable against each such Borrower in accordance with their respective terms, without defense, counterclaim or offset.

(d) All representations and warranties of the Borrowers contained in Article V of the Credit Agreement are true and correct on and as of the Effective Date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case they are true and correct as of such earlier date.

(e) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Lender or any other Person.

(f) There has occurred since February 2, 2008 no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(g) The Obligations of each Borrower under the Credit Agreement and each other Loan Document are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

(h) As of January 2008, the Borrower Gymboree Stores, Inc. was merged with and into Gymboree Retail Stores, Inc., and the Borrower Gymboree Logistics Partnership was dissolved, in each case in accordance with applicable law.

5. Effective Date.

(a) This Amendment will become effective when each of the conditions precedent set forth in this Section 5 has been satisfied (the “Effective Date”):

(i) The Lender shall have received from each Borrower a duly executed original (or, if elected by the Lender, an executed facsimile copy) counterpart to this Amendment.

(ii) The Lender shall have received from the Company a certificate signed by the assistant secretary of each Borrower, dated the Effective Date, in form and substance satisfactory to the Lender, and certifying evidence of the authorization of the execution, delivery and performance by each Borrower of the Amendment Documents to which it is party.

(iii) The Company shall have paid to the Lender a supplemental upfront fee of $28,000.

(iv) The Company shall have paid to the Lender all amounts owing as of the Effective Date under Section 2.04(b) and Section 3.05, if any.

(v) The Lender shall have received, in form and substance satisfactory to it, such additional approvals, consents, opinions, documents and other information as the Lender shall request.

(b) From and after the Effective Date, the Credit Agreement is amended as set forth, herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

6. Reservation of Rights. Each Borrower acknowledges and agrees that neither the execution nor the delivery by the Lender of this Amendment shall (a) be deemed to create a course of dealing or otherwise obligate the Lender to execute similar amendments under the same or similar circumstances in the future or (b) be deemed to create any implied waiver of any right or remedy of the Lender with respect to any term or provision of any Loan Document (including any term or provision relating to the occurrence of a Material Adverse Effect).

7. Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.19, 9.20 and 9.23 OF THE CREDIT AGREEMENT RELATING TO GOVERNING LAW, VENUE, WAIVER OF RIGHT TO TRIAL BY JURY AND JUDICIAL REFERENCE, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party hereto or thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and the receipt by the Lender of a facsimile transmitted document purportedly bearing the signature of a Borrower shall bind such Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Lender to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Lender.

(e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.01 of the Credit Agreement.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g) Each Borrower covenants to pay to or reimburse the Lender, upon demand, for all costs and expenses (including Attorney Costs and the non-duplicative allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

(h) This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

THE GYMBOREE CORPORATION, as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

GYMBOREE MANUFACTURING, INC., as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

GYM-MARK, INC., as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

GYMBOREE RETAIL STORES, INC., as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

GYMBOREE PLAY PROGRAMS, INC., as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

Signature Page One to Tenth Amendment to Credit Agreement

GYMBOREE OPERATIONS, INC., as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

GYMBOREE, INC. (CANADA), as a Borrower

By:	/s/ Lynda Gustafson
Name: Lynda Gustafson Title: Vice President, Corporate Controller

Signature Page Two to Tenth Amendment to Credit Agreement

LENDER BANK OF AMERICA, N.A., as the Lender

By:	/s/ Alex J. McCombs
Name: Alex J. McCombs Title: Senior Vice President

Signature Page Three to Tenth Amendment to Credit Agreement

ANNEX I

EXHIBIT F

FORM OF REQUEST TO INCREASE COMMITMENT

Date:_________

To:	Bank of America, N.A.
315 Montgomery Street 13th Floor San Francisco CA 94104
Attn:	Mr. Alex McCombs

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 11, 2003 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among The Gymboree Corporation, a Delaware corporation (the “Company”), the additional co-borrowers named therein and Bank of America, N.A. (the “Lender”).

Pursuant to Section 2.12 of the Agreement, on behalf of the Company, the undersigned Responsible Officer hereby requests that the Lender increase the Commitment on a one-time basis by [$________], with effect from [_________].

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the [_______________] of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Lender on the behalf of the Company, and that:

1. Attached hereto is a true, correct and complete copy of the resolutions authorizing the Company to increase the Commitment, which resolutions were adopted by the Board of Directors of the Company at a meeting duly called, convened and held on [___________] at which a quorum was present and acting throughout. Such resolutions have not been amended, rescinded or modified since their adoption and are in full force and effect as of this date.

2. Each of the Loan Parties has, by all necessary corporate or other organizational action, approved or consented to the increase of the Commitment by the amount stated herein, and such approvals or consents are in full force and effect as of this date.

3. Attached hereto as Schedule 1 is the duly executed Consent and Agreement of the Borrowers to the delivery of this request and to the increase in the Commitment.

4. Before and after giving effect to the increase of the Commitment:

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(a) the representations and warranties of the Company and each Borrower contained in Article V of the Agreement, or which are contained in any document furnished at any time under or in connection with the Loan Documents, are and shall be true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are and shall be true and correct as of such earlier date, and except that for purposes of this Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement; and

(b) as of the date hereof, no Default or Event of Default exists.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________, ____.

THE GYMBOREE CORPORATION

By:
Name:
Title:

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